      ===================================================================



                           SERIES SUPPLEMENT 1996-A1

                            Dated February __, 1996

                                      to

                         PASS THROUGH TRUST AGREEMENT

                          Dated as of August 1, 1992

                             In Each Case Between

                             THE BANK OF NEW YORK,


                            as Pass Through Trustee,

                                      and

                             DELTA AIR LINES, INC.


                                  $__________

                                Delta Air Lines
                          Pass Through Trust, 1996-A1

                             Delta Air Lines 1996
                          Pass Through Certificates,
                                   Series A1


      ===================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                     Page
                                                                     ----
RECITALS                                                                 1

                                   ARTICLE I

CERTAIN DEFINITIONS                                                      2


                                  ARTICLE II
                  DESIGNATIONS; PASS THROUGH TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES


SECTION 2.01  Designations; Aggregate Amount                             4
SECTION 2.02  Declaration of Trust;
        Authorization                                                    4
SECTION 2.03  Issuance of Pass Through
        Certificates                                                     4
SECTION 2.04  Purchase of Equipment Trust
        Certificate                                                      5
SECTION 2.05  Representations and Warranties
        of the Company                                                   5
SECTION 2.06  Conditions Precedent                                       5


                                  ARTICLE III
                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENTS ACCOUNTS



SECTION 3.01  Distribution Dates                                         6
SECTION 3.02  Record Dates                                               6
SECTION 3.03  Certificate Account and
        Special Payments Account                                         6

SECTION 3.04  Form of Pass Through
        Certificates                                                     6
SECTION 3.05  Appointment of Authenticating
        Agent; Paying Agent and
        Registrar                                                        6


                                  ARTICLE IV
                                 MISCELLANEOUS


SECTION 4.01  Governing Law; Counterpart
        Form                                                             7
SECTION 4.02  Modification and Ratification of
        the Pass Through Agreement                                       7
SECTION 4.03  Termination                                                9



EXHIBIT A  -  Form of Pass Through Certificate

SCHEDULE I    Equipment Trust Certificate;
        Related Indenture Documents

                           SERIES SUPPLEMENT 1996-A1



     SERIES SUPPLEMENT 1996-A1dated February __, 1996, (this "Series Supplement"), to the Pass Through Trust Agreement, dated as of August 1, 1992 (the "Pass Through Agreement"), in each case between DELTA AIR LINES, INC., a Delaware corporation (the "Company") and THE BANK OF NEW YORK, a New York banking corporation, as successor Pass Through Trustee (the "Pass Through Trustee").


                                   RECITALS

     WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

     WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

     WHEREAS, pursuant to the Participation Agreement, the Company has agreed to cause the Equipment Trust Certificate to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Trust Certificate, which will be held in trust as Trust Property for the benefit of the Certificateholders;

     WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

     WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Trust Certificate;

     WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

     WHEREAS, to facilitate the sale of the Equipment Trust Certificate to, and the purchase of the Equipment Trust Certificate by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates;

     WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

     IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

     All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Delta Air Lines Pass Through Trust, 1996-A1, or the Delta Air Lines 1996 Pass Through Certificates, Series A1, as the case may be, whether or not expressly so stated herein.

     "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.
      --------------------

     "Certificate Account" means the Certificate Account designated by the
      -------------------
Pass Through Trustee in accordance with Section 3.03 hereof.

     "Certificateholders" means the Certificateholders of the Series of Pass
      ------------------
Through Certificates designated in Section 2.01 hereof.

     "Cut-Off Date" means__________________, 1996.
      ------------

     "Delivery Date" has the meaning set forth in the Participation Agreement.
      -------------

     "Equipment Trust Certificate" means the Equipment Trust Certificate
      ---------------------------
described in Schedule I hereto and any replacement thereof.

     "Indenture" means the Trust Indenture and Security Agreement described in
      ---------
Schedule I hereto.

     "Issuance Date" means the date defined as the Closing Date in the
      -------------
Underwriting Agreement.

     "Participation Agreement" means the Participation Agreement described
      -----------------------
in Schedule I hereto.

     "Pass Through Certificates" means the Pass Through Certificates designated
      -------------------------
in Section 2.01 hereof.

     "Pass Through Trust," "this Pass Through Trust" and other like words
      ------------------    -----------------------
means the Pass Through Trust designated in Section 2.01 hereof.

     "Paying Agent" means the Person specified as such in Section 3.05 hereof.
      ------------

     "Record Date" means any Record Date specified in Section 3.02 hereof.
      -----------

     "Registrar" means the Person specified as such in Section 3.05 hereof.
      ---------

     "Regular Distribution Date" means any Regular Distribution Date specified
      -------------------------
in Section 3.01 hereof.

     "Special Distribution Date" means any Special Distribution Date specified
      -------------------------
in Section 3.01 hereof.

     "Special Payments Account" means the Special Payments Account designated
      ------------------------
by the Pass Through Trustee in accordance with Section 3.03 hereof.

     "Trust Property" means all money, instruments, including the Equipment
      --------------
Trust Certificate that have been issued by the related Owner Trust and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

      "Underwriters" means the several Underwriters named in the Underwriting
       ------------
Agreement.

     "Underwriting Agreement" means the Pricing Agreement dated February
      ----------------------
____, 1996 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. which incorporates by reference the Standard Provisions (as such term is defined therein).

                                  ARTICLE II

            DESIGNATIONS; PASS THROUGH TRUST FORMATION; ISSUANCE OF
                           PASS THROUGH CERTIFICATES

     SECTION 2.01. Designations; Aggregate Amount.  The Pass Through Trust
                   -------------------------------
created hereby shall be designated Delta Air Lines Pass Through Trust, 1996-A1 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Delta Air Lines 1996 Pass Through Certificates, Series A1 (herein sometimes called the "Series A1 Pass Through Certificates"), and shall be issued in minimum original denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. The Series A1 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

     Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of[Series A1 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $[__________].

     SECTION 2.02.  Declaration of Trust; Authorization.  Each initial
                    ------------------------------------
Certificateholder, by its payment for and acceptance of any Series A1 Pass Through Certificate, is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreement, the Indenture, the Pass Through Agreement and this Series Supplement.

     The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

     SECTION 2.03.  Issuance of Pass Through Certificates.
                    -------------------------------------
(a) Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A1 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

    (b) Notwithstanding anything to the contrary in the Pass Through Trust Agreement and this Series Supplement, in no event shall the Equipment Trust Certificate be a Delayed ETC and no purchase thereof shall be permitted hereby at anytime after the Closing Date.

     SECTION 2.04.  Purchase of Equipment Trust Certificates.  On the
                    -----------------------------------------
Issuance Date, the Pass Through Trustee shall purchase, in accordance with
Section 2.02 of the Pass Through Agreement, the Equipment Trust Certificate from the Owner Trustee upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the Participation Agreement.

     SECTION 2.05.  Representations and Warranties of the Company.  All of
                    ----------------------------------------------
the representations and warranties of the Company set forth or incorporated by reference in Section 2 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties are correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

     SECTION 2.06.  Conditions Precedent.  The obligations of the Pass
                    ---------------------
Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 6(b)(5) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 6 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A1 Pass Through Certificates.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENTS ACCOUNT

     SECTION 3.01.  Distribution Dates.  The Regular Distribution Dates are
                    -------------------
_____________ and _____________, commencing on ________, 1996.  The Special
Distribution Date for any month in which a Special Payment is to be distributed will be the 11th day of such month.

     SECTION 3.02.  Record Dates.  The Record Dates for the Regular Distribution
                    -------------
Dates and for any Special Distribution Date is the fifteenth day preceding such Regular Distribution Date or Special Distribution Date, as the case may be, whether or not such date is a Business Day.

     SECTION 3.03.  Certificate Account and Special Payments Account.  In
                    -------------------------------------------------
accordance with Section 5.01(a) of the Pass Through Agreement, upon receipt of any Scheduled Payment the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement, upon receipt of any

Special Payment the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in
Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

     SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
                    ----------------------------------
2.07 of the Pass Through Agreement, each of the Series A1 Pass Through Certificates will be substantially in the form of Exhibit A hereto. The Company agrees that the Series A1 Pass Through Certificates will not be issued in the form of a Registered Global Security pursuant to Section 2.12 of the Pass Through Agreement.

     SECTION 3.05.  Appointment of Authenticating Agent; Paying Agent and
                    -----------------------------------------------------
Registrar.  (a) The Pass Through Trustee may appoint an authenticating agent
----------
(the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement and Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

     (b) The Pass Through Trustee shall initially serve as the Paying Agent, Registrar and Authenticating Agent for the Series A1 Pass Through Certificates.


                                  ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
                    --------------------------------
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A1 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 4.02.  Modification and Ratification of the Pass Through
                    -------------------------------------------------
Agreement.  (a) The Pass Through Agreement is incorporated herein by reference
----------
in its entirety, except to the extent set forth below in subsection (b), and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

     (b) The following Sections of the Pass Through Agreement as incorporated herein are modified as set forth below:

          (i) The second sentence of the first paragraph of Section 5.02(c) is modified to read as follows: "If the related Equipment Trust Certificates are to be redeemed or purchased in whole prior to their respective maturities, such notice shall be mailed not less than 20 days prior to the date any such Special Payment is to be distributed."

         (ii) The proviso in Section 5.02(d) is modified to insert the words "or Special" after the word "Scheduled" and before the word "Payment".

        (iii) The reference in Section 10.01(b) to "Section 7.13" is changed to "Section 315(e) of the Trust Indenture Act".

         (iv) The last paragraph of Section 11.01 is modified by adding the words "entered into pursuant to this Section 11.01" after the words "supplemental agreement".

          (v) In clause (aa) of the first paragraph of Section 11.02, the reference to "Section 7.11" is changed to "Section 7.10".

         (vi) Section 11.08 is modified to insert the following at the end of such Section:

     Notwithstanding anything herein to the contrary, the Pass Through Trustee may, in its own discretion and at its own direction and without the consent of the Certificateholders, consent or agree to or approve any modification, amendment, supplement to or addition to or deletion from any related Indenture Document, if, as reflected in an Opinion of Counsel to the party requesting such action addressed to the Pass Through Trustee and the other parties to the applicable agreement, such modification, amendment, supplement, addition or deletion does not adversely affect the interests of the Certificateholders. Upon the receipt by the Pass Through Trustee of an Officers' Certificate and an Opinion of Counsel (which opinion, in the case of the Lessee, shall be by counsel other than an employee of the Lessee unless the related modification, amendment, supplement, addition or deletion effects a change that relates solely to the period after there are no longer any Certificates Outstanding), the Pass Through Trustee shall consent and evidence its consent to any action permitted by this Section
     11.08 and the Pass Through Trustee shall be fully protected in relying on such Officers' Certificate and Opinion of Counsel.

          (vii) All references in the Pass Through Agreement to "NATIONSBANK OF SOUTH CAROLINA, NATIONAL ASSOCIATION" are hereby deleted and are changed to "THE BANK OF NEW YORK".

          (viii)  The reference in Article I in the definition of "Business
                                                                   --------
Day" to "South Carolina" is hereby deleted.
---

          (ix)    The definition of "Corporate Trust Office" in Article I is
                                     ----------------------
modified to read as follows: "'Corporate Trust Office' means the corporate trust office of the Pass Through Trustee located at 101 Barclay Street, New York, New York 10286, or such other office at which the Pass Through Trustee's corporate trust business is administered and which the Pass Through Trustee shall have specified by notice in writing to the Company and the Certificateholders of each Series."

          (x) In clause (i) of the first paragraph of Section 13.06, the reference to "1901 Main Street, Columbia, South Carolina 29222 (telecopier (803) 765-8178), Attention: Corporate Trust Department (with a copy to NationsBank of Georgia, National Association, at 600 Peachtree Street, N.E., Suite 900, Atlanta, Georgia 30308, (telecopier (404) 607-6534), Attention: Corporate Trust Department" is changed to "The Bank of New York, 101 Barclay Street, New York, New York, New York 10286 (telecopier (212) 815-5915), Attention: Corporate Trust-Corporate Finance Group".

          (xi) All references in Exhibits A and B to the Pass Through Trust Agreement to "NationsBank of South Carolina, National Association" are changed to "The Bank of New York".

     SECTION 4.03.  Termination.  In no event shall this Pass Through Trust
                    ------------
continue beyond the expiration of 21 years after the death of the last descendant of John F. Kennedy, living on the date of this Series Supplement.

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                            DELTA AIR LINES, INC.



                                            By:______________________________
                                             Name:
                                             Title:


                                            THE BANK OF NEW YORK,
                                            as Pass Through Trustee



                                            By:______________________________
                                             Name:
                                             Title:

                                                Exhibit A to Series
                                                Supplement


                       FORM OF PASS THROUGH CERTIFICATE


                  DELTA AIR LINES PASS THROUGH TRUST, 1996-A1

                   1994 Pass Through Certificate, Series A1

Final Scheduled Regular Distribution Date:  [_________, ____]

     evidencing a fractional undivided interest in a pass through trust, the property of which includes an Equipment Trust Certificate, secured by an aircraft leased to Delta Air Lines, Inc.

Certificate No. A1- [______]

$__________ Fractional Undivided Interest representing [    ]% of the Pass
Through Trust per $1,000 face amount.

     THIS CERTIFIES THAT ____________ , for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Delta Air Lines Pass Through Trust, 1996-A1 (the "Pass Through Trust") created and declared by The Bank of New York, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of August 1, 1992 (the "Pass Through Agreement"), as supplemented by Series Supplement 1996-A1 thereto dated February __, 1996 (the "Series Supplement") between the Pass Through Trustee and Delta Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement. This Certificate is one of the duly authorized Certificates designated as "Delta Air Lines 1996 Pass Through Certificates, Series A1". This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes one or more Equipment Trust Certificates (the "Equipment Trust Certificates"). Each series of Equipment Trust Certificates is secured by a security interest in an aircraft leased to the Company.

     The Pass Through Certificates represent Fractional Undivided Interests in the Pass Through Trust and the Trust Property, and have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other Series of Pass Through Certificates issued pursuant thereto.

     Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each ________ and ___________ (a "Regular Distribution Date"), commencing on ___________, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Trust Certificates due on such Regular Distribution Date, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Trust Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Trust Certificates, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received. The Special Distribution Date shall be the 11th day of the month determined as provided in the Pass Through Agreement and the Series Supplement. The Pass Through Trustee will notify each Certificateholder by mail as provided in the Pass Through Agreement of each Special Payment and the Special Distribution Date therefor. If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period.

     Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

     NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT ACCOUNT OR EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER COLLECTIVELY REFERRED TO AS AN "ERISA"
PLAN), MAY ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES. THE ACQUIRING BY ANY PERSON OF ANY PASS THROUGH CERTIFICATE SHALL BE DEEMED TO CONSTITUTE A REPRESENTATION BY SUCH PERSON TO DELTA AIR LINES, INC., THE RELATED OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE RELATED INDENTURE TRUSTEES AND THE PASS THROUGH TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED, SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA PLAN.

     This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the related Pass Through Trust or be valid for any purpose.

     IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.

                              DELTA AIR LINES PASS THROUGH TRUST,
                               1996-A1


                              By:  THE BANK OF NEW YORK,
                                    as Pass Through Trustee


                                   By: ___________________________
                                       Authorized Signatory

                          THE PASS THROUGH TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION


Dated: March _____, 1996

     This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.



                                    THE BANK OF NEW YORK,
                                     as Pass Through Trustee


                                    By: _____________________________
                                       Authorized Signatory

                     [Reverse of Pass Through Certificate]

     The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Pass Through Agreement and the Series Supplement may be examined during normal business hours at the principal office of the Pass Through Trustee, and at such other places, if any, designated by the Pass Through Trustee, by any Certificateholder upon request.

     As of the date of issuance of this Pass Through Certificate, and assuming that no early redemption, purchase or default in respect of the Equipment Trust Certificate shall occur, the aggregate scheduled repayments of principal on the Equipment Trust Certificate for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:

                          Pass Through Trust, 1996-A1


                       Scheduled Principal
      Regular             Payments
   Distribution        on Equipment Trust
       Date              Certificate                Pool Factor
   ------------        ------------------           -----------

The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

     As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer at the facilities or agencies maintained by the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

     The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum original denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.

                                  SCHEDULE I


                             Delta Air Lines, Inc.
                          Pass Through Trust 1996-A1
                          Equipment Trust Certificate
                          Related Indenture Documents



1.   Equipment Trust Certificate (Delta 1994-1)

     Interest Rate:
     Maturity:
     Principal Amount:

     Related Indenture Documents:

     Trust Indenture and Security Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between Wilmington Trust Company, as Owner Trustee, and The Bank of New York, as Indenture Trustee;

     Participation Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, among Delta Air Lines, Inc., as Lessee, the Owner Participant (as such term is defined therein), the Interim Refinancing Loan Participant (as such term is defined therein), Wilmington Trust Company, as Owner Trustee, The Bank of New York, as Indenture Trustee, and The Bank of New York, as Pass Through Trustee;

     Trust Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between the Owner Participant (as such term is defined therein), and Wilmington Trust Company, as Owner Trustee;

     Lease Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between Wilmington Trust Company, as Owner Trustee and Lessor, and Delta Air Lines, Inc., as Lessee.

      ===================================================================



                           SERIES SUPPLEMENT 1996-A2

                            Dated February __, 1996

                                      to

                         PASS THROUGH TRUST AGREEMENT

                          Dated as of August 1, 1992

                             In Each Case Between

                             THE BANK OF NEW YORK,


                           as Pass Through Trustee,

                                      and

                             DELTA AIR LINES, INC.


                                  $__________

                                Delta Air Lines
                          Pass Through Trust, 1996-A2

                             Delta Air Lines 1996
                          Pass Through Certificates,
                                   Series A2



      ===================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                      Page
                                                                      ----
RECITALS                                                                  1

                                   ARTICLE I

CERTAIN DEFINITIONS                                                       2


                                  ARTICLE II
                  DESIGNATIONS; PASS THROUGH TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES


SECTION 2.01  Designations; Aggregate Amount                              4
SECTION 2.02  Declaration of Trust;
        Authorization                                                     4
SECTION 2.03  Issuance of Pass Through
        Certificates                                                      4
SECTION 2.04  Purchase of Equipment Trust
        Certificate                                                       5
SECTION 2.05  Representations and Warranties
        of the Company                                                    5
SECTION 2.06  Conditions Precedent                                        5


                                  ARTICLE III
                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENTS ACCOUNTS

SECTION 3.01  Distribution Dates                                          6
SECTION 3.02  Record Dates                                                6
SECTION 3.03  Certificate Account and
        Special Payments Account                                       .  6

SECTION 3.04  Form of Pass Through
        Certificates                                                       6
SECTION 3.05  Appointment of Authenticating
        Agent; Paying Agent and
        Registrar                                                          6


                                  ARTICLE IV
                                 MISCELLANEOUS

SECTION 4.01  Governing Law; Counterpart
        Form                                                               7
SECTION 4.02  Modification and Ratification of
        the Pass Through Agreement                                         7
SECTION 4.03  Termination                                                  9


EXHIBIT A  -  Form of Pass Through Certificate

SCHEDULE I    Equipment Trust Certificate;
      Related Indenture Documents

                           SERIES SUPPLEMENT 1996-A2



     SERIES SUPPLEMENT 1996-A2 dated February __, 1996, (this "Series Supplement"), to the Pass Through Trust Agreement, dated as of August 1, 1992 (the "Pass Through Agreement"), in each case between DELTA AIR LINES, INC., a Delaware corporation (the "Company") and THE BANK OF NEW YORK, a New York banking corporation, as successor Pass Through Trustee (the "Pass Through Trustee").


                                   RECITALS

     WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

     WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

     WHEREAS, pursuant to the Participation Agreement, the Company has agreed to cause the Equipment Trust Certificate to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Trust Certificate, which will be held in trust as Trust Property for the benefit of the Certificateholders;

     WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

     WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Trust Certificate;

     WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

     WHEREAS, to facilitate the sale of the Equipment Trust Certificate to, and the purchase of the Equipment Trust Certificate by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates;

     WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

     IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

     All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Delta Air Lines Pass Through Trust, 1996-A2, or the Delta Air Lines 1996 Pass Through Certificates, Series A2, as the case may be, whether or not expressly so stated herein.

     "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.
      --------------------

     "Certificate Account" means the Certificate Account designated by the
      -------------------
Pass Through Trustee in accordance with Section 3.03 hereof.

     "Certificateholders" means the Certificateholders of the Series of Pass
      ------------------
Through Certificates designated in Section 2.01 hereof.

     "Cut-Off Date" means __________________, 1996.
      ------------

     "Delivery Date" has the meaning set forth in the Participation Agreement.
      -------------

     "Equipment Trust Certificate" means the Equipment Trust Certificate
      ---------------------------
described in Schedule I hereto and any replacement thereof.

     "Indenture" means the Trust Indenture and Security Agreement described in
      ---------
Schedule I hereto.

     "Issuance Date" means the date defined as the Closing Date in the
      -------------
Underwriting Agreement.

     "Participation Agreement" means the Participation Agreement described in
      -----------------------
Schedule I hereto.


     "Pass Through Certificates" means the Pass Through Certificates designated
      -------------------------
in Section 2.01 hereof.

     "Pass Through Trust," "this Pass Through Trust" and other like words
      ------------------    -----------------------
means the Pass Through Trust designated in Section 2.01 hereof.

     "Paying Agent" means the Person specified as such in Section 3.05 hereof.
      ------------

     "Record Date" means any Record Date specified in Section 3.02 hereof.
      -----------

     "Registrar" means the Person specified as such in Section 3.05 hereof.
      ---------

     "Regular Distribution Date" means any Regular Distribution Date specified
      -------------------------
in Section 3.01 hereof.

     "Special Distribution Date" means any Special Distribution Date specified
      -------------------------
in Section 3.01 hereof.

     "Special Payments Account" means the Special Payments Account designated
      ------------------------
by the Pass Through Trustee in accordance with Section 3.03 hereof.

     "Trust Property" means all money, instruments, including the Equipment
      --------------
Trust Certificate that have been issued by the related Owner Trust and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

     "Underwriters" means the several Underwriters named in the Underwriting
      ------------
Agreement.

     "Underwriting Agreement" means the Pricing Agreement dated February
      ----------------------
____, 1996 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. which incorporates by reference the Standard Provisions (as such term is defined therein).

                                  ARTICLE II

            DESIGNATIONS; PASS THROUGH TRUST FORMATION; ISSUANCE OF
                           PASS THROUGH CERTIFICATES

     SECTION 2.01.  Designations; Aggregate Amount.  The Pass Through Trust
                    -------------------------------
created hereby shall be designated Delta Air Lines Pass Through Trust, 1996-A2 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Delta Air Lines 1996 Pass Through Certificates, Series A2 (herein sometimes called the "Series A2 Pass Through Certificates"), and shall be issued in minimum original denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. The Series A2 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

     Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series A2 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $[__________].

     SECTION 2.02.  Declaration of Trust; Authorization.  Each initial
                    ------------------------------------
Certificateholder, by its payment for and acceptance of any Series A2 Pass Through Certificate, is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreement, the Indenture, the Pass Through Agreement and this Series Supplement.

     The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

     SECTION 2.03.  Issuance of Pass Through Certificates.
                    --------------------------------------
(a) Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A2 Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the Series A2 Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

     (b) Notwithstanding anything to the contrary in the Pass Through Trust Agreement and this Series Supplement, in no event shall the Equipment Trust Certificate be a Delayed ETC and no purchase thereof shall be permitted hereby at anytime after the Closing Date.

     SECTION 2.04.  Purchase of Equipment Trust Certificates.  On the
                    -----------------------------------------
Issuance Date, the Pass Through Trustee shall purchase, in accordance with
Section 2.02 of the Pass Through Agreement, the Equipment Trust Certificate from the Owner Trustee upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the Participation Agreement.

     SECTION 2.05.  Representations and Warranties of the Company.  All of
                    ----------------------------------------------
the representations and warranties of the Company set forth or incorporated by reference in Section 2 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties are correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

     SECTION 2.06.  Conditions Precedent.  The obligations of the Pass
                    ---------------------
Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 6(b)(5) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 6 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the [Series A1] [Series A2] Pass Through Certificates.


                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENTS ACCOUNT

     SECTION 3.01.  Distribution Dates.  The Regular Distribution Dates are
                    -------------------
_____________ and _____________, commencing on ________, 1996.  The Special
Distribution Date for any month in which a Special Payment is to be distributed will be the 11th day of such month.

     SECTION 3.02.  Record Dates.  The Record Dates for the Regular
                    -------------
Distribution Dates and for any Special Distribution Date is the fifteenth day preceding such Regular Distribution Date or Special Distribution Date, as the case may be, whether or not such date is a Business Day.

     SECTION 3.03.  Certificate Account and Special Payments Account.  In
                    -------------------------------------------------
accordance with Section 5.01(a) of the Pass Through Agreement, upon receipt of any Scheduled Payment the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement, upon receipt of any

Special Payment the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in
Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

     SECTION 3.04.  Form of Pass Through Certificates.  Subject to Section
                    ----------------------------------
2.07 of the Pass Through Agreement, each of the [Series A1] [Series A2] Pass Through Certificates will be substantially in the form of Exhibit A hereto. The Company agrees that the [Series A1] [Series A2] Pass Through Certificates will not be issued in the form of a Registered Global Security pursuant to Section
2.12 of the Pass Through Agreement.

     SECTION 3.05.  Appointment of Authenticating Agent; Paying Agent and
                    -----------------------------------------------------
Registrar.  (a) The Pass Through Trustee may appoint an authenticating agent
----------
(the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement and Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

     (b) The Pass Through Trustee shall initially serve as the Paying Agent, Registrar and Authenticating Agent for the Series A2 Pass Through Certificates.


                                  ARTICLE IV

                                 MISCELLANEOUS

     SECTION 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
                    --------------------------------
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH SERIES A2 PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 4.02.  Modification and Ratification of the Pass Through
                    -------------------------------------------------
Agreement.  (a) The Pass Through Agreement is incorporated herein by reference
----------
in its entirety, except to the extent set forth below in subsection (b), and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

     (b) The following Sections of the Pass Through Agreement as incorporated herein are modified as set forth below:

          (i) The second sentence of the first paragraph of Section 5.02(c) is modified to read as follows: "If the related Equipment Trust Certificates are to be redeemed or purchased in whole prior to their respective maturities, such notice shall be mailed not less than 20 days prior to the date any such Special Payment is to be distributed."

          (ii) The proviso in Section 5.02(d) is modified to insert the words "or Special" after the word "Scheduled" and before the word "Payment".

          (iii) The reference in Section 10.01(b) to "Section 7.13" is changed to "Section 315(e) of the Trust Indenture Act".

          (iv) The last paragraph of Section 11.01 is modified by adding the words "entered into pursuant to this Section 11.01" after the words "supplemental agreement".

          (v) In clause (aa) of the first paragraph of Section 11.02, the reference to "Section 7.11" is changed to "Section 7.10".

          (vi) Section 11.08 is modified to insert the following at the end of such Section:

     Notwithstanding anything herein to the contrary, the Pass Through Trustee may, in its own discretion and at its own direction and without the consent of the Certificateholders, consent or agree to or approve any modification, amendment, supplement to or addition to or deletion from any related Indenture Document, if, as reflected in an Opinion of Counsel to the party requesting such action addressed to the Pass Through Trustee and the other parties to the applicable agreement, such modification, amendment, supplement, addition or deletion does not adversely affect the interests of the Certificateholders. Upon the receipt by the Pass Through Trustee of an Officers' Certificate and an Opinion of Counsel (which opinion, in the case of the Lessee, shall be by counsel other than an employee of the Lessee unless the related modification, amendment, supplement, addition or deletion effects a change that relates solely to the period after there are no longer any Certificates Outstanding), the Pass Through Trustee shall consent and evidence its consent to any action permitted by this Section
     11.08 and the Pass Through Trustee shall be fully protected in relying on such Officers' Certificate and Opinion of Counsel.

          (vii) All references in the Pass Through Agreement to "NATIONSBANK OF SOUTH CAROLINA, NATIONAL ASSOCIATION" are hereby deleted and are changed to "THE BANK OF NEW YORK".

          (viii)  The reference in Article I in the definition of "Business
                                                                   --------
Day" to "South Carolina" is hereby deleted.
---

          (ix)    The definition of "Corporate Trust Office" in Article I is
                                     ----------------------
modified to read as follows: "'Corporate Trust Office' means the corporate trust office of the Pass Through Trustee located at 101 Barclay Street, New York, New York 10286, or such other office at which the Pass Through Trustee's corporate trust business is administered and which the Pass Through Trustee shall have specified by notice in writing to the Company and the Certificateholders of each Series."

          (x) In clause (i) of the first paragraph of Section 13.06, the reference to "1901 Main Street, Columbia, South Carolina 29222 (telecopier (803) 765-8178), Attention: Corporate Trust Department (with a copy to NationsBank of Georgia, National Association, at 600 Peachtree Street, N.E., Suite 900, Atlanta, Georgia 30308, (telecopier (404) 607-6534), Attention: Corporate Trust Department" is changed to "The Bank of New York, 101 Barclay Street, New York, New York, New York 10286 (telecopier (212) 815-5915), Attention: Corporate Trust
- Corporate Finance Group".

          (xi) All references in Exhibits A and B to the Pass Through Trust Agreement to "NationsBank of South Carolina, National Association" are changed to "The Bank of New York".

     SECTION 4.03.  Termination.  In no event shall this Pass Through Trust
                    ------------
continue beyond the expiration of 21 years after the death of the last descendant of John F. Kennedy, living on the date of this Series Supplement.

     IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                         DELTA AIR LINES, INC.



                         By:______________________________
                          Name:
                          Title:


                         THE BANK OF NEW YORK,
                          as Pass Through Trustee



                         By:______________________________
                          Name:
                          Title:

                                                  Exhibit A to Series
                                                  Supplement


                       FORM OF PASS THROUGH CERTIFICATE


                  DELTA AIR LINES PASS THROUGH TRUST, 1996-A2

                   1994 Pass Through Certificate, Series A2

Final Scheduled Regular Distribution Date:  [_________, ____]

     evidencing a fractional undivided interest in a pass through trust, the property of which includes an Equipment Trust Certificate, secured by an aircraft leased to Delta Air Lines, Inc.

Certificate No. A2 - [______]

$__________ Fractional Undivided Interest representing [    ]% of the Pass
Through Trust per $1,000 face amount.

     THIS CERTIFIES THAT ____________ , for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Delta Air Lines Pass Through Trust, 1996-A2 (the "Pass Through Trust") created and declared by The Bank of New York, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of August 1, 1992 (the "Pass Through Agreement"), as supplemented by Series Supplement 1996-A2 thereto dated February __, 1996 (the "Series Supplement") between the Pass Through Trustee and Delta Air Lines, Inc., a corporation incorporated under Delaware law (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement. This Certificate is one of the duly authorized Certificates designated as "Delta Air Lines 1996 Pass Through Certificates, Series A2". This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes one or more Equipment Trust Certificates (the "Equipment Trust Certificates"). Each series of Equipment Trust Certificates is secured by a security interest in an aircraft leased to the Company.

     The Pass Through Certificates represent Fractional Undivided Interests in the Pass Through Trust and the Trust Property, and have no rights, benefits or interest in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other Series of Pass Through Certificates issued pursuant thereto.

     Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, from funds then available to the Pass Through Trustee, there will be distributed on each ________ and ___________ (a "Regular Distribution Date"), commencing on ___________, 1996, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Trust Certificates due on such Regular Distribution Date, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if Special Payments on the Equipment Trust Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Trust Certificates, the receipt of which has been confirmed by the Pass Through Trustee, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received. The Special Distribution Date shall be the 11th day of the month determined as provided in the Pass Through Agreement and the Series Supplement. The Pass Through Trustee will notify each Certificateholder by mail as provided in the Pass Through Agreement of each Special Payment and the Special Distribution Date therefor. If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period.

     Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

     NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT ACCOUNT OR EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER COLLECTIVELY REFERRED TO AS AN "ERISA"
PLAN), MAY ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES. THE ACQUIRING BY ANY PERSON OF ANY PASS THROUGH CERTIFICATE SHALL BE DEEMED TO CONSTITUTE A REPRESENTATION BY SUCH PERSON TO DELTA AIR LINES, INC., THE RELATED OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE RELATED INDENTURE TRUSTEES AND THE PASS THROUGH TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED, SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA PLAN.

     This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the related Pass Through Trust or be valid for any purpose.

     IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.

                                     DELTA AIR LINES PASS THROUGH TRUST,
                                      1996-A2


                                     By:  THE BANK OF NEW YORK,
                                           as Pass Through Trustee


                                          By: ___________________________
                                              Authorized Signatory

                          THE PASS THROUGH TRUSTEE'S
                         CERTIFICATE OF AUTHENTICATION


Dated: March _____, 1996

     This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.



                                  THE BANK OF NEW YORK,
                                   as Pass Through Trustee


                                  By: _____________________________
                                     Authorized Signatory

                     [Reverse of Pass Through Certificate]

     The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement. This Pass Through Certificate does not purport to summarize the Pass Through Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby. A copy of the Pass Through Agreement and the Series Supplement may be examined during normal business hours at the principal office of the Pass Through Trustee, and at such other places, if any, designated by the Pass Through Trustee, by any Certificateholder upon request.

     As of the date of issuance of this Pass Through Certificate, and assuming that no early redemption, purchase or default in respect of the Equipment Trust Certificate shall occur, the aggregate scheduled repayments of principal on the Equipment Trust Certificate for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:

                          Pass Through Trust, 1996-A2

                         Scheduled Principal
         Regular              Payments
       Distribution      on Equipment Trust
           Date             Certificate         Pool Factor
       ------------      ------------------     -----------


The Pass Through Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

     As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer at the facilities or agencies maintained by the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

     The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum original denominations of $1,000 Fractional Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.

                                  SCHEDULE I


                             Delta Air Lines, Inc.
                          Pass Through Trust 1996-A2
                          Equipment Trust Certificate
                          Related Indenture Documents



1.   Equipment Trust Certificate (Delta 1994-1)

     Interest Rate:
     Maturity:
     Principal Amount:

     Related Indenture Documents:

     Trust Indenture and Security Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between Wilmington Trust Company, as Owner Trustee, and The Bank of New York, as Indenture Trustee;

     Participation Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, among Delta Air Lines, Inc., as Lessee, the Owner Participant (as such term is defined therein), the Interim Refinancing Loan Participant (as such term is defined therein), Wilmington Trust Company, as Owner Trustee, The Bank of New York, as Indenture Trustee, and The Bank of New York, as Pass Through Trustee;

     Trust Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between the Owner Participant (as such term is defined therein), and Wilmington Trust Company, as Owner Trustee;

     Lease Agreement (Delta 1994-1) dated as of April 1, 1994, Amended and Restated as of February 1, 1996, between Wilmington Trust Company, as Owner Trustee and Lessor, and Delta Air Lines, Inc., as Lessee.